UNITED STATES
SECURITIES AND
EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the

Securities Exchange Act of 1934.

Date of Report: October 15, 2007

(Date of earliest event reported)

Forgent Networks, Inc.

 (Exact name of registrant as specified in its charter)

TX	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wild Basin Rd		78746
(Address of principal executive offices)		(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Forgent Networks, Inc.

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Registrant’s press release dated October 17, 2007, announcing Forgent Networks, Inc. (d/b/a Asure Software) regains compliance with NASDAQ listing requirements

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of Asure Software dated October 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007	ASURE SOFTWARE

	By:	/s/ Jay C. Peterson

Jay C. Peterson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Asure Software dated October 17, 2007